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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference of our report dated February 14, 2000, with respect to the financial statements of Health Horizons (E.S.W.L.) L.P. as of December 31, 1999 and 1998, and for each of the years then ended, incorporated by reference in Registration Statement No. 333-31820 on Form S-8, of HealthTronics, Inc.



/s/Withum Smith + Brown
New Brunswick, New Jersey
May 15, 2000